                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 29, 2000
------------------------------------------------------------------------


                           TOWER PROPERTIES COMPANY
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   MISSOURI
                ----------------------------------------------
                (State of other jurisdiction of incorporation)


         0-18261                                    43-1529759
 ------------------------              ------------------------------------
 (Commission File Number)              (IRS Employer Identification Number)


911 Main Street, Suite 100 Commerce Tower, Kansas City, Missouri     64105
----------------------------------------------------------------------------
(Address of principal executive offices)                          (zip code)


                                 (816) 421-8255
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                          EXHIBIT INDEX IS ON PAGE    4
                                                  ---------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

    On December 29, 2000, the Registrant purchased the Woodlands Plaza I Building, a commercial office building located at 11720 Borman Drive in St. Louis County, Missouri, from Acquiport Woodlands Plaza, Inc.("Acquiport"), a Delaware corporation, for $9,355,000 in cash. The transaction was an acquisition of the land and building for a negotiated price. There is no material relationship between Acquiport and the Registrant or any of its affiliates, any officer or director of the Registrant, or any associate of any such officer or director.

    The purchase price was financed utilizing the Registrant's $25,000,000 line of credit from Commerce Bank of Kansas City, N.A. The loan bears interest at a rate equal to the bid Federal Funds Rate plus 1_%, as adjusted from time-to-time, and is secured by a mortgage on the Commerce Tower and shares of Commerce Bank stock which are owned by the Registrant. The Registrant is negotiating non-recourse long-term financing of 75% of the purchase price with GE Financial Assurance. At this time the Registrant is expecting the financing to carry a rate of approximately 7.55%.

    The Woodlands Plaza I Building is a three story, 93,535 square foot commercial office building. The building is currently fully leased with accredited tenants. The Bunge Corporation occupies 67% of the building. The Registrant has entered into a management agreement with Colliers Turley Martin Tucker, Inc. of Clayton, Missouri to do the on-site property management. The Registrant will do all accounting management of the property.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (a)   Financial Statements
          --------------------

          It is impracticable at the time of filing this report on Form 8-K to furnish any of the required financial statements. The required financial statements will be filed as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

    (b)   Exhibits
          ---------
          Pursuant to Item 601 of Regulation S-K, the Purchase Contract covering the purchase of the Woodlands Plaza I office building by the Registrant is attached as Exhibit A to this report.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TOWER PROPERTIES COMPANY

Date:  January 10, 2001             By:  /s/ Robert C. Harvey, III
                                         ---------------------------
                                         Robert C. Harvey, III
                                         CFO & Vice President

                                 EXHBIT INDEX
                                 ------------


Number    Description                                               Page
------    -----------                                               ----

(2)       Exhibit A - Real Estate Purchase Contract dated
          December 8, 2000 Between Acquiport Woodlands
          Plaza, Inc. and Tower Properties Company                    5

                           PURCHASE AND SALE AGREEMENT
                    [WOODLANDS PLAZA I, ST. LOUIS, MISSOURI]


                       ARTICLE 1:  PROPERTY/PURCHASE PRICE
                       -----------------------------------

1.1   Certain Basic Terms.
      -------------------

(a)   Purchaser and Notice Address:    TOWER PROPERTIES COMPANY,
      ----------------------------
                                          a Missouri corporation
                                       Attn: Thomas R. Willard
                                       911 Main Street, Suite 100
                                       Kansas City, Missouri 64105
                                       Telephone: 816-374-0666
                                       Facsimile: 816-374-0511

      With a copy to:                  Van Osdol, Magruder, Erickson and
                                           Redmond, P.C.
                                       Attn: Richard Erickson
                                       2700 Commerce Tower
                                       Kansas City, Missouri 64105
                                       Telephone: 816-421-0644
                                       Facsimile: 816-421-0758

(b)   Seller and Notice Address:       ACQUIPORT WOODLANDS PLAZA, INC.,
      -------------------------
                                          a Delaware corporation
                                       c/o RREEF AMERICA L.L.C.
                                       Attn: Stephen T. Burger
                                       320 Park Avenue, Suite 1700
                                       New York, New York 10022
                                       Telephone: 212-832-8391 (ext. 15)
                                       Facsimile: 212-832-2616

      With a copy to:                  Mayer, Brown & Platt
                                       Attn: Michael M. Kaplan
                                       190 S. LaSalle Street
                                       Chicago, Illinois 60603-3441
                                       Telephone: 312-701-7039
                                       Facsimile: 312-706-8730

(c)   Date of this Agreement:          The latest date of execution by Seller
      ----------------------
                                       and Purchaser, as shown on the
                                       signature page hereto.

(d)   Purchase Price:                  $9,400,000.00
      --------------

(e)   Earnest Money:                   $50,000, and any other deposits of
      -------------
                                       earnest money made pursuant to the
                                       terms of this Agreement.  The
                                       definition of "Earnest Money" includes
                                       any interest earned thereon.

(f)   Due Diligence Period:            The period ending on December 7, 2000.
      --------------------

(g)   Closing Date:                    As agreed between Seller and
      ------------
                                       Purchaser, but no later than December
                                       29, 2000.

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

(h)   Title Company:                   Old Republic Title Company
      -------------
                                       Attn: Jack Barnes
                                       1130 Forsyth Boulevard, Suite 100
                                       Clayton, Missouri 63105-1019
                                       Telephone: 314-863-0022
                                       Facsimile: 314-863-3273

(i)   Escrow Agent:                    Old Republic Title Company
      ------------
                                       Attn: Jack Barnes
                                       1130 Forsyth Boulevard, Suite 100
                                       Clayton, Missouri 63105-1019
                                       Telephone: 314-863-0022
                                       Facsimile: 314-863-3273

(j)   Broker:                          Colliers Turley Martin Tucker
      ------

    1.2   Property.  Subject to the terms of this Purchase and Sale Agreement
          --------
(the "Agreement"), Seller agrees to sell to Purchaser, and Purchaser agrees
      ---------
to purchase from Seller, the following property (the "Property"):
                                                      --------

          (a)   The real property described in Exhibit A, together with the
                                               ---------
buildings and improvements thereon (the "Improvements"), and all
                                         ------------
appurtenances of the above-described real property, including easements or rights-of-way relating thereto, and, without warranty, all right, title, and interest, if any, of Seller in and to the land lying within any street or roadway adjoining the real property described above or any vacated or hereafter vacated street or alley adjoining said real property.

          (b) All of Seller's right, title and interest, in and to all fixtures, furniture, equipment, and other tangible personal property, if any, owned by Seller (the "Personal Property") presently located on such property,
                      -----------------
but excluding any items of personal property owned by tenants and, if the Personal Property includes computer hardware, any software installed therein.

          (c)   All of Seller's interest, as landlord, in the "Leases," being
                                                               ------
all leases of the Improvements, and all leases which may be made by Seller after the date hereof and before Closing as permitted by this Agreement, including all amendments thereto.

          (d) All of Seller's right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty (the "Intangible Personal Property"): (A) licenses, and permits relating to
      ----------------------------
the operation of the Property, (B) the right to use the name of the property (if any) in connection with the Property, but specifically excluding any trademarks, service marks and trade names of Seller and with reservation by Seller to use such name in connection with other property owned by Seller in the vicinity of the Property, and (C) if still in effect, guaranties and warranties received by Seller from any contractor, manufacturer or other person in connection with the construction or operation of the Property.

    1.3   Earnest Money.  The Earnest Money, in immediately available federal
          -------------
funds, evidencing Purchaser's good faith to perform Purchaser's obligations under this Agreement, shall be deposited by Purchaser with the Escrow Agent not later than the next business day after the execution of this Agreement. In the event that Purchaser fails to timely deposit the Earnest Money with the Escrow Agent, this Agreement shall be of no force and effect. At Closing, the Earnest Money shall be applied to the Purchase Price.
Otherwise, the Earnest Money shall be delivered to the party entitled to receive the Earnest Money in accordance with Article 9 of this Agreement. If Purchaser does not terminate this Agreement pursuant to Paragraph 2.4,
                                                        -------------
Purchaser shall deposit additional Earnest Money with the Escrow Agent in the amount of $100,000.00 prior to the expiration of the Due Diligence Period.

                           ARTICLE 2:  INSPECTIONS
                           -----------------------

    2.1   Property Information.  Seller shall make available to Purchaser
          --------------------
within 5 days after the Date of this Agreement the information listed on Exhibit B attached hereto ("Property Information").
---------                   --------------------

    Except as otherwise expressly provided herein, Seller makes no representations or warranties as to the accuracy or completeness of the Property Information. The Property Information and all other information, other than matters of public record, furnished to, or obtained through inspection of the Property by, Purchaser, its affiliates, lenders, employees or agents relating to the Property, will be treated by Purchaser, its affiliates, lenders, employees and agents as confidential, and will not be disclosed to anyone other than on a need-to-know basis to Purchaser's consultants who agree to maintain the confidentiality of such information, and will be returned to Seller by Purchaser if the Closing does not occur.

    2.2   Inspections.  Subject to the provisions of Paragraph 2.3 below,
          -----------
during the Due Diligence Period, Purchaser shall be permitted to make a complete review and inspection of the physical, legal, economic and environmental condition of the Property, including, without limitation, any leases and contracts affecting the Property, books and records maintained by Seller or its agents relating to the Property, pest control matters, soil condition, asbestos, PCB, hazardous waste, toxic substance or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, plans and specifications, structural, life safety, HVAC and other building system and engineering characteristics, traffic patterns, and all other information pertaining to the Property. Without representation or warranty, Seller shall cooperate in Purchaser's review and provide Purchaser with the opportunity to review leases, financial reports and other third-party inspection reports and similar materials in Seller's possession relating to the Property (excluding appraisals, internal valuations or similar proprietary materials that may be in Seller's possession).

    2.3   Conduct of Inspections.
          ----------------------

          (a)   Inspections in General.  During the Due Diligence Period,
                ----------------------
Purchaser, its agents, and employees shall have the right to enter upon the Property for the purpose of making non-invasive inspections at Purchaser's sole risk, cost and expense. Before any such entry, Purchaser shall provide Seller with a certificate of insurance naming Seller as an additional insured and with an insurer and insurance limits (minimum $5 million) and coverage reasonably satisfactory to Seller. All of such entries upon the Property shall be at reasonable times during normal business hours and after at least 24 hours prior notice to Seller or Seller's agent, and Seller or Seller's agent shall have the right to accompany Purchaser during any activities performed by Purchaser on the Property. Purchaser shall not disturb the tenants on the Property, and Purchaser's inspection shall be subject to the rights of tenants under their Leases. If any inspection or test disturbs the Property, Purchaser will restore the Property to the same condition as existed before the inspection or test. Purchaser shall indemnify, defend and hold harmless Seller and Seller's shareholders, directors, officers, tenants, agents, contractors and employees and the Property from and against any and all losses, costs, damages, claims, or liabilities arising out of or in connection with any entry or inspections performed by Purchaser, its agents or representatives. This indemnity shall survive the closing and any termination of this Agreement.

          (b)   Environmental Inspections.  The inspections under Paragraph
                -------------------------                         ---------
2.2 may include a non-invasive Phase I environmental inspection of the
---
Property, but no Phase II environmental inspection or other invasive inspection or sampling of soil or materials, including without limitation construction materials, either as part of the Phase I inspection or any other inspection, shall be performed without the prior written consent of Seller, which shall not be unreasonably withheld, and if consented to by Seller, the proposed scope of work and the party who will perform the work shall be subject to Seller's review and approval. Purchaser shall deliver to Seller copies of any Phase II or other environmental report to which Seller consents as provided above.

          (c)   Contact with Tenants and Governmental Authorities.  Except as
                -------------------------------------------------
provided below and without Seller's prior consent, which shall not be unreasonably withheld, Purchaser shall not contact any tenant or governmental authority having jurisdiction over the Property. Seller's consent shall not be required with respect to a customary and reasonable Phase I environmental audit, and reasonable inquiries regarding tax assessments affecting the Property and the Property's code compliance. For matters requiring Seller's consent, Seller shall be given at least 24 hour prior notice and an opportunity to be present at any such meetings or during any discussions.

    2.4   Termination During Due Diligence Period.  If Purchaser determines,
          ---------------------------------------
in its sole discretion, before the expiration of the Due Diligence Period that the Property is unacceptable for Purchaser's purposes, Purchaser shall have the right to terminate this Agreement by giving to Seller notice of termination before the expiration of the Due Diligence Period, returning the Property Information to Seller. Provided Purchaser is not in default hereunder, Seller shall authorize the Escrow Agent to refund the Earnest Money to Purchaser, and neither party shall have any further rights or liabilities hereunder except for those provisions which survive the termination of this Agreement.

    2.5   Purchaser's Reliance on its Investigations.  To the maximum extent
          ------------------------------------------
permitted by applicable law and except for Seller's representations and warranties in Paragraph 8.1 and the warranties of title in the deed and
              -------------
assignment of leases and contracts and bill of sale delivered at the Closing ("Seller's Warranties"), this sale is made and will be made without
  -------------------
representation, covenant, or warranty of any kind (whether express, implied, or, to the maximum extent permitted by applicable law, statutory) by Seller. As a material part of the consideration for this Agreement, Purchaser agrees to accept the Property on an "As is" and "Where is" basis, with all faults and any and all latent and patent defects, and without any representation or warranty, all of which Seller hereby disclaims, except for Seller's Warranties. Except for Seller's Warranties, no warranty or representation is made by Seller as to (a) fitness for any particular purpose, (b) merchantability, (c) design, (d) quality, (e) condition, (f) operation or income, (g) compliance with drawings or specifications, (h) absence of defects, (i) absence of hazardous or toxic substances, (j) absence of faults,
(k) flooding, or (l) compliance with laws and regulations including, without limitation, those relating to health, safety, and the environment. Purchaser acknowledges that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation of the physical, environmental, economic use, compliance, and legal condition of the Property and that Purchaser is not now relying, and will not later rely, upon any representations and warranties made by Seller or anyone acting or claiming to act, by, through or under or on Seller's behalf concerning the Property, except for Seller's Warranties.

    Consistent with the foregoing and subject solely to the Seller's Warranties, effective as of the Closing Date for each Property, Purchaser, for itself and its agents, affiliates, successors and assigns, hereby releases and forever discharges Seller, its agents, affiliates, subsidiaries, successors and assigns (collectively the "releasees") from any and all
                                          ---------
rights, claims and demands at law or in equity, whether known or unknown at the time of this Agreement, which Purchaser has or may have in the future, arising out of the physical, environmental, economic or legal condition of the Property, including, without limitation, all claims in tort or contract and any claim for indemnification or contribution arising under the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601, et seq.) or any similar federal, state or local statute, rule or regulation. Purchaser, upon Closing, shall be deemed to have waived, relinquished and released Seller and all other releasees from and against any and all matters affecting the Property.

    The provisions of this paragraph 2.5 shall survive indefinitely any
                           -------------
closing or termination of this Agreement and shall not be merged into the closing documents.


                       ARTICLE 3:  TITLE AND SURVEY REVIEW
                       -----------------------------------


    3.1   Title Review.  During the Due Diligence Period, Purchaser shall
          ------------
review: Seller's existing title insurance policy which relates to the Property; the title commitment or preliminary report ("Title Report") issued
                                                       ------------
by the Title Company with respect to the Property (which Purchaser shall order); documents and information pertaining to the exceptions to title listed in the Title Report; and Seller's existing survey with respect to the Property. Purchaser may, at its expense, secure during the Due Diligence Period any additional title commitment or report or survey updates desired by Purchaser. Purchaser shall have the right to request that the Title Company provide at Purchaser's sole cost and expense any reinsurance or endorsements Purchaser shall request, provided that the issuance of such reinsurance or endorsements shall not be a condition to or delay the Closing.

    3.2   Title Objections.  Purchaser may advise Seller in writing and in
          ----------------
reasonable detail, at least 3 business days prior to the expiration of the Due Diligence Period, what exceptions, if any, are not acceptable to
Purchaser (the "Title Objections").   Seller shall have 3 business days after
                ----------------
receipt of Purchaser's Title Objections to give Purchaser notice that (a) Seller will remove any Title Objections from title (or, if acceptable to Purchaser, in its reasonable judgment, afford the Title Company necessary information or certifications to permit it to insure over such exceptions) or
(b) Seller elects not to cause such exceptions to be removed or insured over. Seller's failure to provide notice to Purchaser as to any Title Objection shall be deemed an election by Seller not to remove the Title Objection. If Seller so notifies or is deemed to have notified that Seller will not remove or insure over any or all of the Title Objections, Purchaser shall have until the expiration of the Due Diligence Period to determine whether (i) to proceed with

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

the purchase and take the Property subject to such exceptions or (ii) to terminate this Agreement. Purchaser's failure to give Seller notice shall be deemed to be an election by Purchaser under clause (i).

    3.3   Permitted Exceptions.  "Permitted Exceptions" shall include and
          --------------------    --------------------
refer to: any and all exceptions to title set forth in Seller's existing title insurance policies that are included in the Property Information, the Title Report or the surveys included within the Property Information made available for Purchaser's inspection pursuant to Paragraphs 2.1 and 2.2;
                                                 --------------     ---
zoning ordinances and regulations and other laws or regulations governing use or enjoyment of the Property, which Purchaser shall not object to or be deemed to have approved pursuant to Paragraph 3.2 above; or any matters
                                    -------------
created or permitted to be created by Purchaser.

    3.4   Affidavits.  Seller shall have no obligation to execute any
          ----------
affidavits or indemnifications in connection with the issuance of Purchaser's title insurance policy, excepting only reasonable affidavits customarily required by the Title Company.


                     ARTICLE 4:  OPERATIONS AND RISK OF LOSS
                     ---------------------------------------

    4.1   Ongoing Operations.  During the pendency of this Agreement, Seller
          ------------------
shall carry on its business and activities relating to the Property substantially in the same manner as it did before the date of this Agreement.

    4.2   Performance under Leases and Service Contracts.  During the
          ----------------------------------------------
pendency of this Agreement, Seller will perform its material obligations under the Leases and Service Contracts (as defined herein) and other agreements that may affect the Property.

    4.3   New Contracts.  During the pendency of this Agreement, Seller will
          -------------
not enter into any contract that will be an obligation affecting the Property subsequent to the Closing, except contracts entered into in the ordinary course of business that are terminable without cause on 30-days' notice, without the prior consent of the Purchaser, which shall not be unreasonably withheld or delayed.

    4.4   Leasing Arrangements.  Prior to the expiration of the Due Diligence
          --------------------
Period, Seller may without Purchaser's consent enter into Leases, amendments, expansions and renewals in Seller's sole and absolute discretion; provided, however, that Seller shall keep Purchaser informed as to the status of any negotiations for any such leasing arrangements. After the expiration of the Due Diligence Period, if this Agreement has not been terminated pursuant to Paragraph 2.4 above, Seller shall obtain Purchaser's consent, which Purchaser
-------------
shall not unreasonably withhold or delay, before entering into any other Lease, amendment, expansion, or renewal. Purchaser shall be deemed to have consented to any such Lease, amendment, expansion, or renewal if it has not notified Seller specifying with particularity the matters to which Purchaser reasonably objects, within 3 days after its receipt of Seller's written request for consent, together with a description of the pertinent business terms of the Lease, amendment, expansion, or renewal. At Closing, Purchaser shall reimburse Seller to the extent provided in Paragraphs 7.2 and 7.6 for
                                                 --------------     ---
commissions and the cost of tenant and related landlord improvements paid by Seller with respect to Leases, amendments, expansions or renewals that were entered into pursuant to this Paragraph 4.4 and shall assume in writing
                              -------------
Seller's obligation under such commission agreements and contracts for tenant and related landlord improvements.

    4.5   Damage or Condemnation.  Risk of loss resulting from any
          ----------------------
condemnation or eminent domain proceeding which is commenced or has been threatened before the Closing, and risk of loss to the Property due to fire, flood or any other cause before the Closing, shall remain with Seller. If before the Closing the Property shall be materially damaged, or if the Property or any material portion thereof shall be subjected to a bona fide threat of condemnation or shall become the subject of any proceedings, judicial, administrative or otherwise, with respect to the taking by eminent domain or condemnation, then Purchaser may terminate this Agreement by written notice to Seller given within 5 days after Purchaser learns of the damage or taking, in which event the Earnest Money shall be returned to Purchaser. If the Closing Date is within the aforesaid 5-day period, then Closing shall be extended to the next business day following the end of said 5-day period. If no such election is made, and in any event if the damage is not material, this Agreement shall remain in full force and effect and the purchase contemplated herein, less any interest taken by eminent domain or condemnation, shall be effected with no further adjustment, and upon the Closing of this purchase, Seller shall assign, transfer and set over to Purchaser all of the right, title and interest of Seller in and to any awards that have been or that may thereafter be made for such taking, and Seller shall assign, transfer and set over to Purchaser any insurance proceeds that may thereafter be made for such damage or destruction. For the purposes of this

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

paragraph, the phrases "material damage" and "materially damaged" means
                        ---------------       ------------------
damage reasonably exceeding $400,000 to repair.


                       ARTICLE 5:  CONDITIONS PRECEDENT
                       --------------------------------

    5.1   Purchaser's Conditions.  Notwithstanding anything in this Agreement
          ----------------------
to the contrary, Purchaser's obligation to purchase the Property shall be subject to and contingent upon the satisfaction or waiver of the following conditions precedent:

          (a)   Inspection.  Purchaser's inspection and approval, in
                ----------
Purchaser's sole and absolute discretion, within the Due Diligence Period, of all physical, environmental, economic and legal matters relating to the Property, pursuant to Paragraph 2.2 above.
                      -------------

          (b)   Title.  The willingness of Title Company to issue, upon the
                -----
sole condition of the payment of its regularly scheduled premium, an owner's policy of title insurance (the "Title Policy"), insuring Purchaser in the
                                ------------
amount of the Purchase Price that title to the Property is vested of record in Purchaser on the Closing Date subject only to the printed conditions and exceptions of such policy not objected to by Purchaser pursuant to Paragraph
                                                                   ---------
3.2 above and the Permitted Exceptions.
---

          (c)   Performance.  Seller's performance or tender of performance
                -----------
of all its material obligations under this Agreement and the material truth and accuracy of Seller's express representations and warranties in this Agreement as of the Closing Date, subject to Paragraph 9.3(b) below.
                                             ----------------

          (d)   Tenant Estoppels.  Seller shall endeavor to secure and
                ----------------
deliver to Purchaser by the Closing Date estoppel certificates for all Leases consistent with the information in the rent roll delivered with the Property Information (the "Rent Roll") and substantially in the form attached hereto
                  ---------
as Exhibit C or such form as may be required under the applicable Leases.  It
   ---------
shall be a condition to Purchaser's obligation to close that by the Closing Date Purchaser receives estoppel certificates meeting the foregoing requirements for the Lease with Bunge Corporation and for 7 out of the 9 other Leases at the Property. Seller may cause this condition to be met by providing estoppel certificates meeting such requirements, which may be qualified to Seller's knowledge, and which may not be substituted for more than 10 percent of the aggregate leased space.

          (e)   Casualty or Condemnation.  The Purchaser has not elected to
                ------------------------
terminate this Agreement pursuant to Paragraph 4.5.
                                     -------------

    5.2   Seller Conditions.  Notwithstanding anything in this Agreement to
          -----------------
the contrary, Seller's obligation to sell the Property shall be subject to and contingent upon the satisfaction or waiver of the following conditions precedent:

          (a)   Inspection.  The satisfaction of the condition set forth in
                ----------
Paragraph 5.1(a) above.
----------------

          (b)   Investment Committee Approval.  The approval of the sale of
                -----------------------------
the Property on the terms set forth in this Agreement by Seller's investment committee within 14 days from the date of this Agreement, but no later than December 20, 2000. In the event Seller terminates this Agreement based on the failure of this condition, then Seller shall pay Purchaser for the actual, out-of-pocket costs and expenses Purchaser has incurred to third parties in connection with this Agreement, up to but not exceeding a total of $10,000.

          (c)   Performance.  Purchaser's performance or tender of
                -----------
performance of all its material obligations under this Agreement and the material truth and accuracy of Purchaser's express representations and warranties in this Agreement as of the Closing Date.

    5.3   Failure or Waiver of Conditions Precedent.  In the event any of the
          -----------------------------------------
conditions set forth in Paragraphs 5.1 or 5.2 are not fulfilled or waived,
                        --------------    ---
the party benefitted by such conditions may, by written notice to the other party, terminate this Agreement, whereupon all rights and obligations hereunder of each party shall be at an end except those that expressly survive any termination. Either party may, at its election, at any time or times on or before the date specified for the satisfaction of the condition, waive in writing the benefit of any of the conditions set forth in

Paragraphs 5.1 and 5.2 above.  Notwithstanding the foregoing, the failure of
--------------     ---
Purchaser to terminate this Agreement based on the condition set forth in Paragraph 5.1(a) above on or before expiration of the Due Diligence Period
shall be deemed a waiver by Purchaser of that condition.   In the event this
Agreement is terminated as a result of any condition set forth in Paragraph
                                                                  ---------
5.1, Purchaser shall be entitled to a refund of the Earnest Money.  In any
---
event, Purchaser's consent to the close of escrow pursuant to this Agreement shall waive any remaining unfulfilled conditions, and any liability on the part of Seller for breaches of representations and warranties of which Purchaser had knowledge as of the Closing.

                             ARTICLE 6:  CLOSING
                             -------------------

    6.1   Closing.  The consummation of the transaction contemplated herein
          ------
("Closing") shall occur on the Closing Date at the offices of the Escrow
  -------
Agent.  Upon completion of the deliveries pursuant to Paragraphs 6.2 and 6.3,
                                                      --------------     ---
satisfaction of the other conditions to Closing herein set forth and performance by each party of its obligations required to be performed prior to or at the Closing, the parties shall direct the Title Company to make such deliveries and disbursements according to the terms of this Agreement.

    6.2   Seller's Deliveries in Escrow.  On or before the Closing Date (as
          -----------------------------
the same may be extended as provided herein), Seller shall deliver in escrow to the Escrow Agent the following:

          (a)   Deed.  A special or limited warranty deed (warranting title
                ----
for acts by, through or under Seller) (the "Deed") in the form provided for
                                            ----
under the law of the state where the Property is located, or otherwise in conformity with the custom in such jurisdiction and satisfactory to Seller and Purchaser, executed and acknowledged by Seller, conveying, to Purchaser Seller's title to the Property, subject only to the Permitted Exceptions and any other matters caused or permitted to be caused by Purchaser.

          (b)   Assignment of Leases and Contracts and Bill of Sale.  An
                ----------------------------------------------------
Assignment of Leases and Service Contracts and Bill of Sale in the form of Exhibit D attached hereto, executed by Seller;
---------

          (c)   State Law Disclosures.  Such disclosures and reports as are
                ---------------------
required by applicable state and local law in connection with the conveyance of real property;

          (d)   FIRPTA.  A Foreign Investment in Real Property Tax Act
                ------
affidavit executed by Seller;

          (e)   Additional Documents.  Any additional documents that Escrow
                --------------------
Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

    6.3   Purchaser's Deliveries in Escrow.  On or before the Closing Date,
          --------------------------------
Purchaser shall deliver in escrow to the Escrow Agent the following:

          (a)   Purchase Price.  The Purchase Price, less the Earnest Money
                --------------
that is applied to the Purchase Price, plus or minus applicable prorations, deposited by Purchaser with the Escrow Agent in immediate, same-day federal funds wired for credit into the Escrow Agent's escrow account. The initial closing step within the escrow shall be for the Escrow Agent to deliver the Purchase Price to Seller;

          (b)   Assignment of Leases and Contracts and Bill of Sale.  An
                ---------------------------------------------------
Assignment of Leases and Contracts and Bill of Sale in form of Exhibit D
                                                               ---------
attached hereto, executed by Purchaser;

          (c)   State Law Disclosures.  Such disclosures and reports as are
                ---------------------
required by applicable state and local law in connection with the conveyance of real property; and

          (d)   Additional Documents.  Any additional documents that Escrow
                --------------------
Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

    6.4   Closing Statements/Escrow Fees.  At the Closing, Seller and
          ------------------------------
Purchaser shall deposit with the Escrow Agent executed closing statements consistent with this Agreement in the form required by the Escrow Agent.

    6.5   Possession.  Seller shall deliver possession of the Property to
          ----------
Purchaser at the Closing.

    6.6   Post-Closing Deliveries.  Immediately after the Closing, Seller
          -----------------------
shall deliver to the offices of Purchaser's property manager: the original Leases; copies or originals of all contracts, receipts for deposits, and unpaid bills; all keys, if any, used in the operation of the Property; and, if in Seller's possession or control, any "as-built" plans and specifications of the Improvements.

    6.7   Notice to Tenants.  Seller and Purchaser shall execute at Closing,
          -----------------
and deliver to each tenant immediately after the Closing, notices regarding the sale in substantially in the form of Exhibit E attached hereto, or such
                                         ---------
other form as may be required by applicable state law, and sufficient to relieve Seller from liability for the security deposits.

    6.8   Closing Costs.  At Closing, Purchaser shall pay the premium for the
          -------------
basic Title Policy, the cost of extended title coverage and any endorsements to the Title Policy. At Closing, Purchaser and Seller shall share equally the cost of any escrow fees, recording fees, sales, gross receipts, compensating, documentary, excise, transfer, deed or similar taxes and fees imposed in connection with this transaction. Each party shall pay its own attorneys' fees.

    6.9   Close of Escrow.  Upon satisfaction or completion of the foregoing
          ---------------
conditions and deliveries, the parties shall direct the Escrow Agent to immediately record and deliver the documents described above to the appropriate parties and make disbursements according to the closing statements executed by Seller and Purchaser.


                            ARTICLE 7: PRORATIONS
                            ---------------------

    Prorations and adjustments with respect to each Property shall be made as of the Closing Date with respect to such Property as set forth in this
Article 7.
---------

    7.1   Prorations.  If the Purchase Price is received by the Title Company
          ----------
on or before 9:00 a.m. on the Closing Date, the day of Closing shall belong to Purchaser and all prorations hereinafter provided to be made as of the Closing shall each be made as of the end of the day before the Closing Date. If the Purchase Price is not received by the Title Company by 9:00 a.m. on the Closing Date, then the day of Closing shall belong to Seller and such proration shall be made as of the end of the day that the Purchase Price is received. In each such proration set forth below, the portion thereof applicable to periods beginning as of Closing shall be credited to Purchaser or charged to Purchaser as applicable and the portion thereof applicable to periods ending as of Closing shall be credited to Seller or charged to Seller as applicable.

          (a)   Collected Rent.  All collected rent (excluding tenant
                --------------
reimbursements for Operating Costs) and other collected income (and any applicable state or local tax on rent) under Leases in effect on the Closing Date shall be prorated as of the Closing. Seller shall be charged with any rent and other income collected by Seller before Closing but applicable to any period of time after Closing. Uncollected rent and other income shall not be prorated. Purchaser shall apply rent and other income from tenants that are collected after the Closing first to the obligations then owing to Purchaser for its period of ownership and to costs of collection, remitting the balance, if any, to Seller. Any prepaid rents for the period following the Closing Date shall be paid over by Seller to Purchaser. Purchaser will make reasonable efforts, without suit, to collect any rents applicable to the period before Closing. Seller may pursue collection as to any rent not collected by the Closing Date, provided that Seller shall have no right to terminate any Lease or any tenant's occupancy under any Lease in connection therewith.

          (b)   Operating Costs.  Seller, as landlord under the Leases, is
                ---------------
currently collecting from tenants under the Leases additional rent to cover taxes, insurance, utilities (to the extent not paid directly by tenants), common area maintenance and other operating costs and expenses (collectively, "Operating Costs") in connection with the ownership, operation, maintenance
 ---------------
and management of the Property. Seller and Purchaser shall each receive a debit or credit, as the case may be, for the difference between the aggregate tenants' current account balances for Operating Costs and amount of Operating Costs reimbursable to Seller. Operating Costs for Seller's period of ownership shall be reasonably estimated by the parties if final bills are not available. Operating Costs that are not payable by tenants either directly or reimbursable under the Leases shall be prorated between Seller and Purchaser.

          (c)   Taxes and Assessments.  Real estate taxes and assessments
                ---------------------
imposed by governmental authority that are not yet due and payable and that are not reimbursable by tenants under the Leases as Operating Costs shall be prorated as of the Closing based upon the most recent ascertainable assessed values and tax rates. Seller shall receive a credit for any taxes and assessments paid by Seller and applicable to any period after the Closing.

          (d)   Final Adjustment After Closing.  If final prorations cannot
                ------------------------------
be made at Closing for any item being prorated under this Paragraph 7.1, then
                                                          -------------
Purchaser and Seller agree to allocate such items on a fair and equitable basis as soon as invoices or bills are available and applicable reconciliation with tenants have been completed, with final adjustment to be made as soon as reasonably possible after the Closing but no later than 120 days after the Closing, to the effect that income and expenses are received and paid by the parties on an accrual basis with respect to their period of ownership. Payments in connection with the final adjustment shall be due within 10 days of written notice. Seller and Purchaser shall have reasonable access to, and the right to inspect and audit, the other's books to confirm the final prorations.

    7.2   Leasing Commissions and Service Contracts.  Leasing commissions
          -----------------------------------------
which are the obligation of the landlord under the Leases shall be allocated between the parties as provided hereinbelow according to whether such obligations arise in connection with (i) Leases executed prior to November 8, 2000 (collectively, "Existing LC Obligations") or (ii) Leases or amendments,
                     -----------------------
renewals or expansion rights entered into on or after November 8, 2000, subject to the terms and conditions of this Agreement ("New LC Obligations").
                                                        ------------------

          (a)   Existing LC Obligations.  If, by Closing, Seller has not paid
                -----------------------
in full Existing LC Obligations, then Purchaser shall receive a credit for such remaining costs, and Purchaser shall be responsible for paying such Existing LC Obligations.

          (b)   New LC Obligations.  At Closing, Purchaser shall reimburse
                ------------------
Seller for the cost of New LC Obligations paid by Seller, and Purchaser shall assume such New LC Obligations.

    Notwithstanding the foregoing, any leasing commissions that are payable on a monthly or other periodic basis during the Lease terms shall be prorated between the parties in the same manner as Operating Costs. Purchaser will assume the obligations arising from and after the Closing Date under those Service Contracts that are not terminable as of the Closing Date without notice, expense, or liability to Seller.

    7.3   Tenant Deposits.  All tenant security deposits actually received by
          ---------------
Seller (and interest thereon if required by law or contract to be earned thereon) and not theretofore applied to tenant obligations under the Leases shall be transferred or credited to Purchaser at Closing or placed in escrow if required by law. As of the Closing, Purchaser shall assume Seller's obligations related to tenant security deposits so transferred or credited to Purchaser or placed in escrow. Purchaser will indemnify, defend, and hold Seller harmless from and against all demands and claims made by tenants arising out such security deposits and will reimburse Seller for all attorneys' fees incurred or that may be incurred as a result of any such claims or demands as well as for all loss, expenses, verdicts, judgments, settlements, interest, costs and other expenses incurred or that may be incurred by Seller as a result of any such claims or demands by tenants.

    7.4   Utility Deposits.  Purchaser shall be responsible for making any
          ----------------
deposits required with utility companies.

    7.5   Sale Commissions.  Seller and Purchaser represent and warrant each
          ----------------
to the other that they have not dealt with any real estate broker, sales person or finder in connection with this transaction other than Broker. If this transaction is closed, Seller shall pay Broker in accordance with their separate agreement. Broker is an independent contractor and is not authorized to make any agreement or representation on behalf of either party. Except as expressly set forth above, if any claim is made for Broker's or finder's fees or commissions in connection with the negotiation, execution or consummation of this Agreement or the transactions contemplated hereby, each party shall defend, indemnify and hold harmless the other party from and against any such claim based upon any purported or actual statement, representation or agreement of such party.

    7.6   Tenant and Related Landlord Improvements and Allowances.  Tenant
          -------------------------------------------------------
and related landlord improvement expenses (including all hard and soft construction costs, whether payable to the contractor or the tenant), tenant allowances and other out-of-pocket costs which are the obligation of the landlord under Leases shall be allocated between the parties as provided hereinbelow according to whether such obligations arise in connection with
(i) Leases executed prior to November 8, 2000 (collectively, "Existing TI
                                                              -----------
Obligations"), or (ii) Leases or amendments, expansion
-----------
or renewal rights entered into on or after November 8, 2000, subject to the terms and conditions of this Agreement ("New TI Obligations").
                                          ------------------

          (a)   Existing TI Obligations.  If, by Closing, Seller has not
                -----------------------
completed and paid in full Existing TI Obligations, then Purchaser shall receive a credit for such remaining costs as reasonably agreed by Purchaser and Seller, and Purchaser shall be responsible for completing and paying such Existing TI Obligations.

          (b)   New TI Obligations.  At Closing, Purchaser shall reimburse
                ------------------
Seller for the cost of New TI Obligations properly performed and paid for by Seller, and Purchaser shall assume the obligation to perform and pay for such New TI Obligations.


                   ARTICLE 8:  REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

    8.1   Seller's Representations and Warranties.  As a material inducement
          ---------------------------------------
to Purchaser to execute this Agreement and consummate this transaction, Seller represents and warrants to Purchaser that:

          (a)   Organization and Authority.  Seller has been duly organized
                --------------------------
and is validly existing as a Delaware corporation, in good standing in the State of Maryland and is qualified to do business in the state in which the Property is located. Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms.

          (b)   Conflicts and Pending Action.  There is no agreement to which
                ----------------------------
Seller is a party or to Seller's knowledge binding on Seller which is in conflict with this Agreement. There is no action or proceeding pending or, to Seller's knowledge, threatened against Seller or the Property, including condemnation proceedings, which challenges or impairs Seller's ability to execute or perform its obligations under this Agreement.

          (c)    Leases.  With respect to those Leases, if any, for which no
                 ------
estoppel certificate is obtained in connection with this Agreement, the copies of such Leases provided or made available to Purchaser pursuant to Paragraph 2.1 are true, correct and complete; and the information set forth
-------------
in the Rent Roll provided with the Property Information is accurate as of the date thereof in all material respects.

          (d)    Service Contracts.  The list of Service Contracts delivered
                 -----------------
or made available to Purchaser as part of the Property Information is true, correct, and complete as of the date of its delivery in all material respects. Neither Seller nor, to Seller's knowledge, any other party is in material default under any Service Contract.

          (e)    Compliance with Law.  To Seller's knowledge, Seller is not
                 -------------------
in actual receipt of and has not received any written notice, addressed specifically to Seller and sent by any governmental authority or agency having jurisdiction over the Property, that the Property or its use is in material violation of any law, ordinance, or regulation.

    "Seller's knowledge" as used in this Agreement means the current actual knowledge of Mary Ellen Stahl of Seller, without any duty of inquiry or investigation.

    8.2   Purchaser's Representations and Warranties.  As a material
          ------------------------------------------
inducement to Seller to execute this Agreement and consummate this transaction, Purchaser represents and warrants to Seller that:

          (a)   Organization and Authority.  Purchaser has been duly
                --------------------------
organized and is validly existing as a corporation, in good standing in the State of Missouri and is qualified to do business in the state in which the Property is located. Purchaser has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Purchaser at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Purchaser, enforceable in accordance with their terms.

          (b)   Conflicts and Pending Action.  There is no agreement to which
                ----------------------------
Purchaser is a party or to Purchaser's knowledge binding on Purchaser which is in conflict with this Agreement. There is no action or proceeding pending or, to Purchaser's knowledge, threatened against Purchaser which challenges or impairs Purchaser's ability to execute or perform its obligations under this Agreement.

          (c)   ERISA.  Purchaser does not hold the assets of any employee
                -----
benefit plan within the meaning of 29 CFR 2501.3-101(a)(2).


                       ARTICLE 9:  DEFAULT AND DAMAGES
                       -------------------------------

    9.1   Default by Purchaser.  If Purchaser shall default in its obligation
          --------------------
to purchase the Property pursuant to this Agreement, Purchaser agrees that Seller shall have the right to have the Escrow Agent deliver the Earnest Money to Seller as liquidated damages to recompense Seller for time spent, labor and services performed, and the loss of its bargain. Purchaser and Seller agree that it would be impracticable or extremely difficult to affix damages if Purchaser so defaults and that the Earnest Money, together with the interest thereon, represents a reasonable estimate of Seller's damages. Seller agrees to accept the Earnest Money as Seller's total damages and relief hereunder if Purchaser defaults in its obligation to close hereunder. If Purchaser does so default, this Agreement shall be terminated and Purchaser shall have no further right, title, or interest in or to the Property.

    9.2   Default by Seller.  If Seller defaults in its obligation to sell
          -----------------
and convey the Property to Purchaser pursuant to this Agreement, Purchaser's sole remedy shall be to elect one of the following: (a) to terminate this Agreement, in which event Purchaser shall be entitled to the return by the Escrow Agent to Purchaser of the Earnest Money, and to seek damages from Seller for the actual, out-of-pocket costs and expenses Purchaser has incurred to date to third parties in connection with this Agreement, up to but not exceeding a total of $75,000; or (b) to bring a suit for specific performance provided that any suit for specific performance must be brought within 90 days of Seller's default, to the extent permitted by law, Purchaser waiving the right to bring suit at any later date. As a condition precedent to any suit for specific performance, Purchaser must have tendered all of its deliveries on or before the Closing Date, including the Purchase Price. Purchaser hereby waives any other rights or remedies. This Agreement confers no present right, title or interest in the Property to Purchaser and Purchaser agrees not to file a lis pendens or other similar notice against the Property except in connection with, and after, the filing of a suit for specific performance.

    9.3   Limitations.
          -----------

          (a)   Limitation Period.  Seller's covenants, indemnities,
                -----------------
warranties and representations contained in this Agreement shall survive Purchaser's purchase of the Property only for a period commencing on the Closing Date and ending on six months after the Closing Date (the "Limitation
                                                                   ----------
Period").  Seller's liability for breach of any such covenant, indemnity,
------
representation or warranty with respect to the Property shall be limited to claims in excess of an aggregate $50,000 and Seller shall be liable only to the extent that such aggregate exceeds such figure. Seller's aggregate liability for claims arising out of such covenants, indemnities, representations and warranties with respect to the Property shall not exceed 5 percent of the Purchase Price. Purchaser shall provide written notice to Seller prior to the expiration of the Limitation Period of any alleged breach of such covenants, indemnities, warranties or representations and shall allow Seller 30 days within which to cure such breach, or, if such breach cannot reasonably be cured within 30 days, an additional reasonable time period, so long as such cure has been commenced within such 30 days and is being diligently pursued. If Seller fails to cure such breach after written notice and within such cure period, Purchaser's sole remedy shall be an action at law for actual damages as a consequence thereof, which must be commences, if at all, within the Limitation Period; provided, however, that if within the Limitation Period Purchaser gives Seller written notice of such a breach and Seller notifies Purchaser of Seller's commencement of a cure, commenced to cure and thereafter terminates such cure effort, Purchaser shall have an additional 30 days from the date of such termination within which to commence an action at law for damages as a consequence of Seller's failure to cure. The Limitation Period referred to herein shall apply to known as well as unknown breaches of such covenants, indemnities, warranties or representations. Purchaser's waiver and release set forth in Paragraph 2.5
                                                              -------------
shall apply fully to liabilities under such covenants, indemnitees, representations and warranties and is hereby incorporated by this reference. Purchaser specifically acknowledges that such termination of liability represents a material element of the consideration to Seller. The limitation as to Seller's liability in this Paragraph 9.3(a) does not apply to Seller's
                                 ----------------
liability with respect to prorations and adjustments under Article 7.
                                                           ---------

          (b)   Disclosure.  Notwithstanding any contrary provision of this
                ----------
Agreement, if Seller becomes aware during the pendency of this Agreement prior to Closing of any matters which make any of their representations or warranties untrue, Seller shall promptly disclose such matters to Purchaser in writing. In the event that Seller so discloses any matters which make any of Seller's representations and warranties untrue in any material respect or in the event that Purchaser otherwise becomes aware during the pendency of this Agreement prior to Closing of any matters which make any of Seller's representations or warranties untrue in any material respect, Seller shall bear no liability for such matters (provided that such untruth is not the result of Seller's breach of any express covenant set forth in this Agreement), but Purchaser shall have the right to elect in writing on or before the Closing Date, (i) to waive such matters and complete the purchase of the Property without reduction of the Purchase Price in accordance with the terms of this Agreement, or (ii) as to any matters disclosed following the expiration of the Due Diligence Period, to terminate this Agreement.


                    ARTICLE 10:  EARNEST MONEY PROVISIONS
                    -------------------------------------

    10.1  Investment and Use of Funds.  The Escrow Agent shall invest the
          ---------------------------
Earnest Money in government insured interest-bearing accounts satisfactory to Purchaser and Seller, shall not commingle the Earnest Money with any funds of the Escrow Agent or others, and shall promptly provide Purchaser and Seller with confirmation of the investments made. If the Closing under this Agreement occurs, the Escrow Agent shall apply the Earnest Money and any interest earned thereon to the Purchase Price on the Closing Date.

    10.2  Termination.  Except as otherwise expressly provided herein, upon
          -----------
not less than 5 business days' prior written notice to the Escrow Agent and the other party, Escrow Agent shall deliver the Earnest Money to the party requesting the same; provided, however, that if the other party shall, within said 5 business day period, deliver to the requesting party and the Escrow Agent a written notice that it disputes the claim to the Earnest Money, Escrow Agent shall retain the Earnest Money until it receives written instructions executed by both Seller and Purchaser as to the disposition and disbursement of the Earnest Money, or until ordered by final court order, decree or judgment, which is not subject to appeal, to deliver the Earnest Money to a particular party, in which event the Earnest Money shall be delivered in accordance with such notice, instruction, order, decree or judgment.

    10.3  Interpleader.  Seller and Purchaser mutually agree that in the
          ------------
event of any controversy regarding the Earnest Money, unless mutual written instructions are received by the Escrow Agent directing the Earnest Money's disposition, the Escrow Agent shall not take any action, but instead shall await the disposition of any proceeding relating to the Earnest Money or, at the Escrow Agent's option, the Escrow Agent may interplead all parties and deposit the Earnest Money with a court of competent jurisdiction in which event the Escrow Agent may recover all of its court costs and reasonable attorneys' fees. Seller or Purchaser, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Escrow Agent, as well as the reasonable attorneys' fees of the prevailing party in accordance with the other provisions of this Agreement.

    10.4  Liability of Escrow Agent.  The parties acknowledge that the Escrow
          -------------------------
Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Seller or Purchaser resulting from the Escrow Agent's mistake of law respecting the Escrow Agent's scope or nature of its duties. Seller and Purchaser shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.


                          ARTICLE 11:  MISCELLANEOUS
                          --------------------------

    11.1  Parties Bound.  Except for an assignment pursuant to Paragraphs
          -------------                                        ----------
11.14 or 11.15, neither party may assign this Agreement without the prior
--------------
written consent of the other, and any such prohibited assignment shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors, assigns, heirs, and devisees of the parties.

    11.2  Press Release.  Until the Closing, neither Seller nor Purchaser
          -------------
will release or cause or permit to be released any press notices, or publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement without first obtaining the written consent of the other party. The foregoing shall not preclude either party from discussing the substance or any relevant details of such transactions with any of its attorneys, accountants, professional consultants, lenders, partners, investors, or any prospective lender, partner or investor, as the case may be, or prevent either party hereto, from complying with laws, rules, regulations and court orders, including without limitation, governmental regulatory, disclosure, tax and reporting requirements. In addition to any other remedies available to a party, each party shall have the right to seek equitable relief, including without limitation injunctive relief or specific performance, against the other party in order to enforce the provisions of this Paragraph 11.2.
     --------------

    11.3  Headings.  The article and paragraph headings of this Agreement are
          --------
for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.

    11.4  Invalidity and Waiver.  If any portion of this Agreement is held
          ---------------------
invalid or inoperative, then so far as is reasonable and possible the remainder of this Agreement shall be deemed valid and operative, and effect shall be given to the intent manifested by the portion held invalid or inoperative. The failure by either party to enforce against the other any term or provision of this Agreement shall not be deemed to be a waiver of such party's right to enforce against the other party the same or any other such term or provision in the future.

    11.5  Governing Law.  This Agreement shall, in all respects, be governed,
          -------------
construed, applied, and enforced in accordance with the law of the state in which the Property is located.

    11.6  No Third Party Beneficiary.  This Agreement is not intended to give
          --------------------------
or confer any benefits, rights, privileges, claims, actions, or remedies to any person or entity as a third party beneficiary, decree, or otherwise.

    11.7  Entirety and Amendments.  This Agreement embodies the entire
          -----------------------
agreement between the parties and supersedes all prior agreements and understandings relating to the Property except for any confidentiality agreement binding on Purchaser, which shall not be superseded by this Agreement. This Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

    11.8  Time.  Time is of the essence in the performance of this Agreement.
          ----

    11.9  Attorneys' Fees.  Should either party employ attorneys to enforce
          ---------------
any of the provisions hereof, the party against whom any final judgment is entered agrees to pay the prevailing party all reasonable costs, charges, and expenses, including attorneys' fees, expended or incurred in connection therewith.

    11.10 Notices.  All notices required or permitted hereunder shall be in
          -------
writing and shall be served on the parties at the addresses set forth in Paragraph 1.1. Any such notices shall be either (a) sent by overnight
-------------
delivery using a nationally recognized overnight courier, in which case notice shall be deemed delivered one business day after deposit with such courier, (b) sent by facsimile, with written confirmation by overnight or first class mail, in which case notice shall be deemed delivered upon receipt of confirmation of transmission of such facsimile notice, or (c) sent by personal delivery, in which case notice shall be deemed delivered upon receipt. Any notice sent by facsimile or personal delivery and delivered after 5:00 p.m., Chicago, Illinois time, shall be deemed received on the next business day. A party's address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

    11.11 Construction.  The parties acknowledge that the parties and their
          ------------
counsel have reviewed and revised this Agreement and that the normal rule of construction -- to the effect that any ambiguities are to be resolved against the drafting party -- shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

    11.12 Calculation of Time Periods.  Unless otherwise specified, in
          ---------------------------
computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 5:00 p.m., Chicago, Illinois time.

   11.13 Execution in Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

    11.14 Seller's Section 1031 Exchange.  Seller may consummate the sale of
          ------------------------------
the Property as part of a so-called like kind exchange (the "Exchange")
                                                             --------
pursuant to Sec. 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that (i) Seller shall effect the Exchange through an
 ----
assignment of its rights under this Agreement to a qualified intermediary;
(ii) Purchaser shall not be required to take an assignment of the purchase agreement for the replacement property, be required to acquire or hold title to any real property for purposes of consummating the Exchange or be required to expend any additional costs or expenses to effect the Exchange; and (iii) Purchaser shall not by this agreement or acquiescence to the Exchange be responsible for compliance with or be deemed to have warranted to Seller that the Exchange in fact complies with Sec. 1031 of the Code.

    11.15 Purchaser's Section 1031 Exchange.   Purchaser may consummate the
          ---------------------------------
purchase of the Property as part of an Exchange pursuant to Sec. 1031 of the Code, provided that (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation of the Exchange be a condition precedent or subsequent to Purchaser's obligations under this Agreement; (ii) Purchaser shall effect the Exchange through an assignment of its rights under this Agreement to a qualified intermediary and Seller shall not be required to take an assignment of the purchase agreement for the relinquished property or be required to acquire or hold title to any real property for purposes of consummating the Exchange; and (iii) Purchaser shall pay any additional costs that would not otherwise have been incurred by Seller or Purchaser had Purchaser not consummated its purchase through the Exchange. Seller shall not by this agreement or acquiescence to the Exchange
(1) have its rights under this Agreement affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to Purchaser that the Exchange in fact complies with Sec. 1031 of the Code.

    11.16 WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW,
          --------------------
THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                           [Signature Page Follows]

                              SIGNATURE PAGE TO
                         PURCHASE AND SALE AGREEMENT
                                BY AND BETWEEN
                       ACQUIPORT WOODLANDS PLAZA, INC.
                                     AND
                           TOWER PROPERTIES COMPANY
                         ____________________________


    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.

                                    ACQUIPORT WOODLANDS PLAZA, INC., a
                                    Delaware corporation


                                    By: /s/ Patrick J. Callan
                                    ------------------------------------------
                                    Name:   Patrick J. Callan
                                    ------------------------------------------
Date: 12/1/00                       Title:  Vice President
     -----------------------------  ------------------------------------------
                                    "Seller"


                                    TOWER PROPERTIES COMPANY, a Missouri
                                    corporation


                                    By: /s/ Thomas R. Willard
                                    ------------------------------------------
                                    Name:   Thomas R. Willard
                                    ------------------------------------------
Date: 12/1/00                       Title:  President
     -----------------------------  ------------------------------------------
                                    "Purchaser"



                           JOINDER OF ESCROW AGENT

    Escrow Agent has executed this Agreement in order to confirm that Escrow Agent has received and shall hold the Earnest Money in escrow, and shall disburse the Earnest Money pursuant to the provisions of Article 10 hereof.
                                                         ----------

                                    OLD REPUBLIC TITLE

                                    By: /s/ John J. Barnes, Jr.
                                    ------------------------------------------
                                    Name:   John J. Barnes, Jr.
                                    ------------------------------------------
Date: 12/8/00                       Title:   Executive Vice President
     -----------------------------  ------------------------------------------
                                    "Escrow Agent"

                                   EXHIBITS

A  - Legal Description

B  - Property Information

C  - Tenant Estoppel Form

D  - Assignment of Leases and Contracts and Bill of Sale

E  - Notice to Tenants

                                                                   EXHIBIT A

                              LEGAL DESCRIPTION
                              -----------------

A tract of land being Adjusted Lot 18 of "Boundary Adjustment Plat of Lots 18 and 19 of The Woodlands Business Park", a subdivision according to the plat thereof recorded in Plat book 202 page 63 of the St. Louis county Records, in Sections 26 and 27, Township 46 North - Range 5 East, St. Louis County, Missouri and being more particularly described as: Beginning at the intersection of the East line of common Ground B of "The Woodlands Business Park" a subdivision according to the plat thereof recorded in Plat book 199 pages 68 through 71 of the St. Louis county Records, with the South right of way line of Borman Drive, 28 feet wide; thence Eastwardly along said South right of way line of Borman Drive, 28 feet wide the following courses and distances; along a curve to the left whose radius point bears North 23 degrees 16 minutes 56 seconds West 164.00 feet from the last mentioned point a distance of 21.62 feet, along a curve to the right whose radius point bears South 30 degrees 50 minutes 28 seconds East 136.00 feet from the last mentioned point a distance of 118.68 feet, along a curve to the left whose radius point bears North 19 degrees 09 minutes 32 seconds East 164.00 feet from the last mentioned point, a distance of 71.56 feet, North 84 degrees 09 minutes 32 seconds East 96.59 feet, along a curve to the right whose radius point bears South 05 degrees 50 minutes 28 seconds East 148.59 feet from the last mentioned point, a distance of 96.73 feet and along a curve to the left whose radius point bears North 31 degrees 27 minutes 27 seconds East 164.00 feet from the last mentioned point a distance of 128.70 feet to a point in said South right-of-way line of Borman Drive 28 feet wide; thence South 13 degrees 34 minutes 24 seconds East 16.00 feet along the West right-of-way line of Borman Drive to the South right-of-way line of Borman Drive 44 feet wide; said point being also the Northwest corner of property conveyed to Schuetz Center Partnership by deed recorded in Book 7637 page 1214 of the St. Louis County Records; thence South 13 degrees 36 minutes 58 seconds East
125.93 feet along the West line of said Schuetz Center Partnership property to the Northeast corner of "Westport Crossing Plat Two", a subdivision according to the plat thereof recorded in Plat book 189 page 10 of the St. Louis County Records; thence South 82 degrees 01 minute 19 seconds West
263.51 feet along the North line of said "Westport Crossing Plat Two" to the Northwest corner thereof; thence Southwardly and Southwestwardly along the West and Northwest lines of said "Westport Crossing Plat Two" South 08 degrees 00 minutes 54 seconds East 334.72 feet and South 32 degrees 51 minutes 04 seconds West 296.94 feet to said West line of common Ground B of "The Woodlands Business Park", thence Northwardly along the West line of said common Ground B North 18 degrees 21 minutes 11 seconds West 439.26 feet and North 05 degrees 51 minutes 10 seconds West 357.86 feet to the point of beginning according to a survey by Volz Incorporated during August 1996.

                                  EXHIBIT B


                             PROPERTY INFORMATION
                             --------------------

      * Current Service Agreements
      * Declaration of Protective Agreement for Woodlands Business Park
      * Survey
      * Bunge Second Amendment to Leas
      * An updated floor plan
      * A photo of the Building
      * Narrative Property description
      * A copy of the Title Report
      * As Built Survey
      * Environmental Report
      * Line Item Budget
      * Detailed Historical Operating Statement (2 years)
      * Current Rent Roll
      * Aging Schedule

                                                                  EXHIBIT C

                        TENANT ESTOPPEL AND ATTORNMENT
                        ------------------------------


TO:
   ------------------------------------



and:  Acquiport Woodlands Plaza, Inc.
      c/o RREEF America, L.L.C.
      320 Park Avenue, Suite 1700
      New York, New York 10022

      The undersigned, the tenant ("Tenant") under a certain lease agreement,
                                    ------
a true copy of which, with all amendments thereto, is attached hereto as Exhibit A ("Lease"), does hereby certify as follows:
---------   -----

      (a) The Tenant is a _______________ [entity]. The landlord ("Landlord") is Acquiport Woodlands Plaza, Inc.
  --------

      (b)   The Lease is presently in effect and unmodified.

      (c)   The Lease term commenced on _________________.

      (d) Tenant has accepted possession of the leased premises under the Lease and any improvements required by the terms of the Lease to be made by the Landlord have been completed.

      (e) The Tenant is paying $______________ [rental amount] per [month/quarter/year] as rent to Landlord under the Lease. The estimated additional rent payable pursuant to the Lease on account of real estate taxes, insurance, common area maintenance expenses and operating expenses in the amount of $_______________ per [month/quarter/year]. Base rent has been paid through and including _________________, 2000.

      (f) No rent under the Lease has been paid more than thirty (30) days in advance of its due date.

      (g) Tenant is not in default under the Lease, and, to Tenant's knowledge, Landlord is not in default under the Lease. Tenant has no claim, charge, defense or offset under the Lease. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. If Tower Properties Company ("Tower") purchases the Woodlands Plaza I property from the Landlord and assumes the Lease, Tenant will accept Tower as its new landlord and will pay the rent due and owing after the acquisition to Tower.

      (h) Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: _____________________________ [describe amount and nature of payment].

      The foregoing provisions may be relied on by and shall inure to the benefit of the addressee set forth above and its successors, assigns, and mortgagees and shall be binding upon the undersigned and its successors and assigns.

DATED:  ___________________ 2000.

                                    --------------------------------------
                                    By
                                    --------------------------------------

                                    --------------------------------------
                                    (Name)       (Title)

                                                                  EXHIBIT D

             ASSIGNMENT OF LEASES AND CONTRACTS AND BILL OF SALE
             ---------------------------------------------------

    This instrument is executed and delivered as of the ____ day of December, 2000, pursuant to that certain Purchase and Sale Agreement ("Agreement")
                                                             ---------
dated ____________, 2000, by and between ACQUIPORT WOODLANDS PLAZA, INC., a Delaware corporation ("Seller"), and __________________, a
                       ------
_____________________ ("Purchaser"), covering the real property described in
                        ---------
Exhibit A attached hereto ("Real Property").
---------                   -------------

    1     Sale of Personalty.  For good and valuable consideration, Seller
          ------------------
hereby sells, transfers, sets over and conveys to Purchaser the following (the "Personal Property"):
      -----------------

          (a)   Tangible Personalty.  All of Seller's right, title and
                -------------------
interest, if any, in and to all the furniture, fixtures, equipment, and other tangible personal property owned by Seller and located in or on the Real Property except any such personal property belonging to tenants under the Leases or the management agent; and

          (b)   Intangible Personalty.  All the right, title and interest of
                ---------------------
Seller, if any and without warranty, in and to assignable licenses and permits relating to the operation of the Property, assignable guaranties and warranties from any contractor, manufacturer or other person in connection with the construction or operation of the Property, and the right to use the name of the Property (if any), but specifically excluding any right, title or interest of Seller in any trademarks, service marks and trade names of Seller and with reservation by Seller to use such name in connection with other property owned by Seller in the vicinity of the Property.

    2     Assignment of Leases and Contracts.  For good and valuable
          ----------------------------------
consideration, Seller hereby assigns, transfers, sets over and conveys to Purchaser, and Purchaser hereby accepts the following:

          (a)   Leases.  All of the landlord's right, title and interest in
                ------
and to the tenant leases listed in Exhibit B attached hereto ("Leases");
                                   ---------                   ------

          (b)   Service Contracts and Commission Agreements.  Seller's right,
                -------------------------------------------
title and interest in and to the service contracts and commission agreements described in Exhibit C attached hereto (the "Contracts").
             ---------                       ---------

    3     Assumption.  Purchaser hereby assumes the obligations of Seller
          ----------
under the Leases and Contracts arising from and after the Closing Date.

    4.    Indemnity.  Seller shall defend, indemnify and hold harmless
          ---------
Purchaser from and against any liability, damages, causes of action, expenses, and attorneys' fees incurred by Purchaser by reason of the failure of Seller to fulfill, perform, discharge, and observe its obligations with respect to the Leases or the Contracts arising prior to the Closing Date. Purchaser shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and attorneys' fees incurred by Seller by reason of the failure of Purchaser to fulfill, perform, discharge, and observe its obligations with respect to the Leases or the Contracts arising on and after the Closing Date.

    5.    Warranty of Title to Leases and Contracts.  Seller warrants that it
          -----------------------------------------
has not assigned the Leases and Contracts to any other person or entity except in connection with any Permitted Exceptions.

    6.    Agreement Applies.  The covenants, agreements, disclaimers,
          -----------------
representations, warranties, indemnities and limitations provided in the Agreement with respect to the Property (including, without limitation, the limitations of liability provided in the Agreement), are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Purchaser and Seller and their respective successors and assigns.

    IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.

                                    SELLER:

                                    ACQUIPORT WOODLANDS PLAZA, INC.,
                                    a Delaware corporation


                                    By:
                                    --------------------------------------
                                    Name:
                                    --------------------------------------
                                    Title:
                                    --------------------------------------


                                    PURCHASER:

                                    By:
                                    --------------------------------------
                                    Name:
                                    --------------------------------------
                                    Title:
                                    --------------------------------------

                                                                  EXHIBIT E

                              NOTICE TO TENANTS
                              -----------------

                                    [Date]




    Re:   [Name of Property]

Dear Tenant:

    Please be advised that the premises of which you are a tenant at the above-referenced property, and the landlord's interest in your lease, were purchased on this date from Acquiport Woodlands Plaza, Inc. ("Seller"), by ___________________ ("Purchaser"). Any security deposits were transferred to Purchaser. All payments, rent and otherwise, should be made payable to:____________________________ and directed to:




                                    Very truly yours,

                                    SELLER:

                                    ACQUIPORT WOODLANDS PLAZA, INC.,
                                    a Delaware corporation


                                    By:
                                    --------------------------------------
                                    Name:
                                    --------------------------------------
                                    Title:
                                    --------------------------------------


                                    PURCHASER:


                                    By:
                                    --------------------------------------
                                    Name:
                                    --------------------------------------
                                    Title:
                                    --------------------------------------